UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2004



                          AMERICAN FIRE RETARDANT CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)



                000-26261                       88-0386245
         (Commission File Number)     (IRS Employer Identification No.)


    9316 WHEATLANDS ROAD, SUITE C, SANTEE, CALIFORNIA         92071
              (principal executive offices)                 (Zip Code)


                                 (619) 258-3640
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant  to  Rule  425  under  the Securities Act

[_]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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THIS  CURRENT  REPORT  ON  FORM  8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S
INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

ITEM  1.02     TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT

     Effective November 8, 2004, American Fire Retardant Corp. (the "Registrant") canceled its plans to purchase all of the issued and outstanding shares of Alchemco, Inc., a California corporation ("Alchemco") (the "Acquisition") and rescinded the stock purchase agreement with Alfred M. Bayer and Darlene Bayer, which was previously reported on the Registrant's Form 8-K, filed with the Commission on October 26, 2004. The Registrant and Mr. and Mrs. Bayer was unable to agree on mutually beneficial terms, and the planned Acquisition of Alchemco by the Registrant was rescinded by means of an agreement between the parties. Alfred M. Bayer and Darlene Bayer retained the $250,000 nonrefundable deposit.

ITEM  2.02     COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Effective November 8, 2004, the Registrant entered into a stock exchange agreement with PTS, Inc., a Nevada corporation ("PTS") to sell to PTS 7,500,000 common shares of Glove Box, Inc., a Nevada corporation ("Glove Box") (the "Stock Exchange"). The stock exchange agreement is attached as an exhibit to this Amended Current Report.

     The total consideration paid by PTS to the Registrant in connection with the Stock Exchange consisted of 7,500,000 shares of the PTS convertible redeemable Series C Preferred Stock, valued at approximately $750,000.00. The PTS convertible redeemable Series C Preferred Stock is subject to the Certificate of Designation establishing Series C Preferred Stock of PTS, which is contained in Attachment A to the stock exchange agreement.
                   -------------

     The amount of consideration for the 7,500,000 common shares of Glove Box pursuant to the stock exchange agreement was determined following negotiations between the Registrant and PTS and is set forth in the stock exchange agreement executed between the Registrant and PTS.

     The Registrant's board of directors determined that the terms of the Stock Exchange are reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the Stock Exchange were fair from a financial point of view.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial statements of business acquired.

     It is not practicable to file the required historical financial statements of PTS, Inc. at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)  Pro forma financial information.

     It is not practicable to file the required historical financial statements of PTS, Inc. at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.


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     (c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.                      IDENTIFICATION OF EXHIBIT
-----------                      -------------------------

    2.1          Stock Exchange Agreement between the Registrant and PTS, Inc.

   10.1          Termination Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2004              AMERICAN FIRE RETARDANT CORP.


                                    By  /s/Stephen F. Owens
                                        -------------------
                                        Stephen F. Owens, President


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